Exhibit 99.2

STEVIA CORP.

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                  STEVIA CORP.

INTRODUCTION AND BASIS OF PRESENTATION
FOR PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following pro forma consolidated financial statements give effect to the acquisition of Stevia Ventures International Ltd. (called "Target") by Stevia Corp. (called "SC").

By Share Exchange Agreement dated June 23, 2011, SC, a public corporation incorporated in Nevada on May 21, 2007, acquired 100% of the issued and outstanding shares of Target, a private corporation incorporated in British Virgin Islands on April 11, 2011, in exchange for 12,000,000 shares of common stock of the Company representing approximately 20% of its total issued and outstanding shares at the time.

The acquisition of Target by SC has been accounted for as an acquisition of Target by SC under the reverse acquisition method for business combinations, with Target being the accounting acquirer. Consequently, the consolidated financial statements of SC represent a continuation of the financial statements of the Target, subject to adjustment as set forth in ASC 805-40-45-1.

The following pro forma consolidated balance sheet includes the balance sheets of SC and Target as of December 31, 2010, as if the acquisition of Target occurred on that date.

The pro forma consolidated balance sheet and statement of operations should be read in conjunction with the separate historical audited financial statements for both SC and Target, appearing elsewhere herein, as follows:

     (i) for SC, audited financial statements for the years ended March 31, 2010 and 2009, as filed recently in Form 10K;

     (ii) for Target, audited financial statements for the period from inception (April 11, 2011) to April 30, 2011

The fiscal year ends of SC is March 31 and Target is April 30. The pro forma balance sheet and earnings (loss) per share data of SC and Target are indicative of its consolidated financial position, had the acquisition occurred on December 31, 2010.

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STEVIA CORP.
PRO FORMA CONSOLIDATED BALANCE SHEET

                                                                                        Pro-Forma         Pro-Forma
                                                      SC              Target           Adjustments       Consolidated
                                                 December 31,        April 11,         December 31,      December 31,
                                                     2010              2011                2010              2010
                                                 ------------      ------------        ------------      ------------
                                                     (A)               (B)               (Note 2)
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                      $          9      $         --        $         --      $          9
                                                 ------------      ------------        ------------      ------------
                                                            9                --                  --                 9

Goodwill                                                   --                --                  --                 9
                                                 ------------      ------------        ------------      ------------
                                                 $          9      $         --        $         --      $          9
                                                 ============      ============        ============      ============
LIABILITIES

CURRENT LIABILITIES
  Accounts payable and accrued liabilities       $     16,873      $      2,145        $         --      $     19,018
  Due to related party                                  3,938                --                  --             3,938
                                                 ------------      ------------        ------------      ------------
                                                       20,811             2,145                  --            22,956
                                                 ------------      ------------        ------------      ------------
STOCKHOLDERS' EQUITY DEFICIT

CAPITAL STOCK
  Authorized -
    100,000,000 common shares $0.001 par value;
    79,800,000 issued and outstanding                  79,800               100   (C)        12,000            91,800
                                                                                  (D)          (100)

ADDITIONAL PAID IN CAPITAL                            (25,800)               --   (C)       (12,000)         (112,502)
                                                                                  (c)       (74,702)
                                                                                  (d)

RETAINED EARNINGS (DEFICIT)                           (74,802)           (2,245)  (D)        74,802            (2,245)
                                                 ------------      ------------        ------------      ------------
                                                      (20,802)           (2,145)                 --           (22,947)
                                                 ------------      ------------        ------------      ------------

                                                 $          9      $         --        $         --      $          9
                                                 ============      ============        ============      ============


              The accompanying notes are an integral part of these
                         pro forma financial statements

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
STEVIA CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                      SC                    Target
                                                  Nine Months               Period
                                                  December 31,             April 30,
                                                      2010                   2011                Pro Forma
                                                  ------------           ------------           ------------
Expenses and other items:
  Legal and accounting                            $      4,750           $      2,145           $      6,895
  General and administrative                             4,472                    100                  4,572
                                                  ------------           ------------           ------------

Total expenses and other items                           9,222                  2,245                 11,467
                                                  ------------           ------------           ------------

Income before income taxes                              (9,222)                (2,245)               (11,467)

Income tax                                                  --                     --                     --
                                                  ------------           ------------           ------------

Net Loss                                                (9,222)                (2,245)               (11,647)
                                                  ============           ============           ============

Loss per Share - basic and diluted                $      (0.00)          $     (22.45)          $      (0.00)

Shares used in calculating basic and diluted
 loss per share                                     79,800,000                    100  (a)        91,800,000


              The accompanying notes are an integral part of these
                         pro forma financial statements

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
STEVIA CORP.
PRO FORMA CONSOLIDATED NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SHARE EXCHANGE TRANSACTION

On June 23, 2011, SC, a public shell company, entered into a share exchange agreement with Target, a private corporation, whereby 100% of the shares of Target were exchanged for 12,000,000 shares of SC common. There was no change in control of SC as a result of the transaction.

The unaudited Pro Forma Combined Balance Sheet represents the combined financial position of SC as of December 31, 2010 and Target as of April 30, 2011.

The unaudited Pro Forma Combined Statements of Operations represents the combined results of operations of SC for the nine months ended December 31, 2010 and Target for the period from inception to April 30, 2011.

NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the consolidated balance sheet give effect to the acquisition of Target as if the transactions had occurred at the company's respective balance sheet date of the most recent audit.

     A.   Derived from the balance sheet of SC as of December 31, 2010.

     B.   Derived from the balance sheet of Target as of April 30, 2011.

     C. Pro forma adjustment to reflect the issuance of 12,000,000 common shares of PC for 100% of outstanding shares of Target.

     D. To reclassify SC's deficit and Target's common stock as additional paid-in capital in connection with the accounting for a reverse acquisition.

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